UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2020

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 30, 2020, the Board of Directors (the “Board”) of Cardinal Health, Inc. (the “Company”) elected Sheri H. Edison to the Board, effective September 1, 2020, to serve until the 2020 annual meeting of shareholders and until her successor is elected and qualified or until her earlier resignation, removal from office or death. As of the time of this filing, the Board has not yet determined Ms. Edison’s committee service. Ms. Edison is Executive Vice President and General Counsel of Amcor plc, a global packaging company.

Ms. Edison will participate in the non-management director compensation arrangements described in the Company’s definitive proxy statement for the 2019 annual meeting of shareholders filed with the Securities and Exchange Commission on September 20, 2019. Based on her date of service, she will also receive a prorated initial grant of $33,959 of restricted share units. The Board has determined that Ms. Edison is independent under the standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

On August 26, 2020, Colleen F. Arnold, a director of the Company since 2007, informed the Company that she has decided not to stand for re-election when her term expires at the 2020 annual meeting of shareholders. Ms. Arnold will continue to serve as a director until the 2020 annual meeting of shareholders. Ms. Arnold indicated that her resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 7.01.     Regulation FD Disclosure.

The Company issued a news release on August 31, 2020 announcing the election of Ms. Edison to the Board, which is being furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d)  Exhibits.

99.1	News release furnished with this Form 8-K
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: August 31, 2020	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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